BLACKROCK FUNDS III

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

(each, a “Portfolio” and collectively, the “Portfolios”)

Supplement dated October 29, 2013 to the Prospectus of the Portfolios,

each dated April 30, 2013

The Board of Trustees of BlackRock Funds III has approved a change to each Portfolio’s investment objective to become effective December 3, 2013. The investment objective of each Portfolio (other than LifePath Index Retirement Portfolio) is currently to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the target date year of the applicable Portfolio may be willing to accept. The investment objective of LifePath Index Retirement Portfolio is currently to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.

Effective December 3, 2013, the following changes are made to the Portfolios’ Prospectus:

The section of the Prospectus entitled “Portfolio Overview — Investment Objective” with respect to LifePath Index Retirement Portfolio is deleted in its entirety and replaced with the following:

The investment objective of the Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Portfolio will be broadly diversified across global asset classes.

The section of the Prospectus entitled “Portfolio Overview — Investment Objective” with respect to each Portfolio (other than LifePath Index Retirement Portfolio) is deleted in its entirety and replaced with the following:

The investment objective of the Portfolio is to seek to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

The first sentence in the first paragraph in the section of the Prospectus entitled “Details about the Portfolios — Investment Time Horizon” is deleted and replaced with the following:

Each Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk that investors on average may be willing to accept given a particular investment time horizon.

The fourth paragraph in the section of the Prospectus entitled “Details about the Portfolios — Investment Time Horizon” is deleted in its entirety and replaced with the following:

Each Portfolio has a distinct investment objective tied to its time horizon:

■	LifePath Index Retirement Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, the Portfolio will be broadly diversified across global asset classes.
■	Each of LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio seeks to provide for retirement outcomes based on quantitatively measured risk. In pursuit of this objective, each Portfolio will be broadly diversified across global asset classes, with asset allocations becoming more conservative over time.

As noted in the Prospectus, the investment objective of each Portfolio is a non-fundamental policy and may be changed upon 30 days’ prior notice to shareholders. You should carefully consider the asset allocation and risks of each Portfolio before deciding whether to invest.

Shareholders should retain this Supplement for future reference.

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